SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                                          February 4, 2004

UBIQUITEL INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-30761	23-3017909
(State or Other Jurisdiction of Incorporation	(Commission File No.)	(IRS Employer Identification No.)

ONE WEST ELM STREET, SUITE 400, CONSHOHOCKEN, PENNSYLVANIA		19428
(Address of principal executive office)		(Zip code)

Registrant’s telephone number, including area code: (610) 832-3311

Not Applicable
(Former Names or Former Address, if Changed Since Last Report)

	Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

c)	Exhibits.	The following Exhibit is filed with this report.

	99.1	Press Release dated February 4, 2004.

	Item 12.	Results of Operations and Financial Condition.

On February 4, 2004, UbiquiTel Inc. issued a press release announcing preliminary unaudited selected financial and operating results for the year ended December 31, 2003 and financial and operating guidance for the year 2004. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBIQUITEL INC.

Date: February 5, 2004	By:	/s/ Donald A. Harris
Donald A. Harris
President and Chief Executive Officer